UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2009

SEAFARER EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-29461	73-1556428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kyle Kennedy
Chief Executive Officer
14497 N. Dale Mabry Hwy.
Suite 209-N
 Tampa, Florida 33618

(Address of principal executive offices) (Zip Code)

(813) 448-3577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 19, 2009, we appointed the firm of Accell, P.A. as our independent auditor and dismissed the firm Cross, Fernandez & Riley, LLP which had served as our independent auditor until that date.  The decision to change accountants was approved by the Board of Directors.

During the two most recent fiscal years and during the subsequent interim period through October 19, 2009, the Company has not consulted with Accell, P.A. with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed;  or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Accell, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

During our two most recent fiscal years and during the subsequent interim period through October 19, 2009,  we have had no disagreements with Cross, Fernandez & Riley, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cross, Fernandez & Riley, LLP, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.  The reports of Cross, Fernandez & Riley, LLP on our financial statements for the fiscal years ending April 30, 2008 and December 31, 2008 do not contain an adverse opinion or a disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope or accounting principles, except that each report is qualified by the uncertainty of the Company’s ability to raise capital and operate successfully, which such conditions raised substantial doubt as to the ability of the Company to continue as a going concern.

During our two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We have provided Cross, Fernandez & Riley, LLP with a copy of this disclosure immediately before its filing with the SEC.  Cross, Fernandez & Riley, LLP furnished us with a letter addressed to the SEC stating whether or not it agrees with the above statements, which is attached hereto as an Exhibit.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.  Not applicable

(b) Pro forma financial information.  Not applicable

(c) Shell company transactions.  Not applicable

(d) Exhibits.

Exhibit #	Exhibit Name
16.1	Letter from Cross, Fernandez & Riley, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAFARER EXPLORATION CORP.

Date: October 20, 2009	By:	/s/ Kyle Kennedy
Name: Kyle Kennedy
Title: Chief Executive Officer